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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 25, 2001


                                  iVillage Inc.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    000-25469                  13-3845162
    ---------------------         ------------------         -------------------
      (State or Other             (Commission File              (IRS Employer
      Jurisdiction of                  Number)               Identification No.)
       Incorporation)




500-512 Seventh Avenue, New York, New York                             10018
-------------------------------------------------                  ------------
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.        Other Events.

               On October 25, 2001, iVillage Inc. ("iVillage") issued a press release announcing its financial results as of and for the three and nine-month periods ended September 30, 2001. A copy of iVillage's press release announcing these financial results is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               (a)   Not applicable.

               (b)   Not applicable.

               (c)   Exhibits


                     99.1 Press Release dated October 25, 2001 regarding iVillage Inc.'s announcement of its financial results as of and for the three and nine-month periods ended September 30, 2001.






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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            iVillage Inc.
                                            (Registrant)


Date: October 25, 2001                      By: /s/ Scott Levine
                                                ---------------------------
                                                Scott Levine
                                                Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibits
--------
99.1 Press Release dated October 25, 2001 regarding iVillage Inc.'s announcement of its financial results as of and for the three and nine-month periods ended September 30, 2001.